MFS(R) Variable Insurance Trust

                              Mid Cap Growth Series

                             Emerging Growth Series

                      Supplement to the Current Prospectus


Effective June 30, 2006, David E. Sette-Ducati will no longer be a portfolio manager for the Mid Cap Growth Series and the Emerging Growth Series.



                   The date of this Supplement is May 8, 2006.